UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2016

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

972-444-9001
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation and Management Development Committee Actions

On March 1, 2016, the Compensation and Management Development Committee (the “Committee”) of the Board of Directors of Pioneer Natural Resources Company (the “Company”) took the following actions with regard to the compensation of the Company’s “named executive officers” (the executive officers of the Company for whom disclosure was required in the Company’s proxy statement for its 2015 Annual Meeting of Stockholders):

1. The Committee approved cash bonuses to the named executive officers based on the Committee’s assessment of 2015 performance, as follows:

Named Executive Officer	Amount of 2015 Cash Bonus
Scott D. Sheffield	$1,415,700
Timothy L. Dove	666,750
Richard P. Dealy	585,600
Mark S. Berg	393,600
Chris J. Cheatwood	357,000

2. The Committee established targets for the Company’s named executive officers for 2016 bonuses payable in 2016 under the Company’s Annual Incentive Bonus Plan. The 2016 bonus target is shown as a percentage of 2016 base salary, and the actual amount paid may be less than, equal to or greater than the target level depending on performance (but not greater than 250% of target):

Named Executive Officer	2016 Bonus Target
Scott D. Sheffield	130%
Timothy L. Dove	100%
Richard P. Dealy	100%
Mark S. Berg	80%
Chris J. Cheatwood	80%

3. The Committee granted awards of restricted stock and performance units under the Company’s 2006 Long-Term Incentive Plan to the named executive officers, as follows.

Named Executive Officer	Number of Restricted Shares/RSUs Awarded	Target Number of Performance Units Awarded
Scott D. Sheffield	34,778	34,778
Timothy L. Dove	14,848	14,847
Richard P. Dealy	10,434	10,433
Mark S. Berg	8,423	8,423
Chris J. Cheatwood	8,423	8,423

The restricted stock awards will cliff vest after three years (February 15, 2019), provided the officer remains employed with the Company. The awards to Messrs. Sheffield, Dove and Berg were granted in the form of restricted stock units, which generally have the same terms as the restricted stock, including being settled in Common Stock of the Company after a three-year vesting period. The vesting of restricted stock and restricted stock units accelerates upon a change in control.

Performance units entitle the recipient to the payment of shares if, and only if, the performance of the Company’s common stock relative to that of the Company’s peers ranks the Company above a “threshold” level. Payouts can range from zero percent to 250 percent of the target number of performance units depending on the Company’s relative ranking. Dividends declared during the performance period will be paid at the end of the three-year performance period only on shares delivered for earned units up to a maximum of target shares. Vesting of unearned performance units accelerates upon a change in control; provided that payout will be measured based on the Company's actual performance as of the date of the change in control.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Margaret M. Montemayor
Margaret M. Montemayor,
Vice President and Chief
Accounting Officer

Dated: March 4, 2016